PROSPECTUS
                                                                 January 2, 1996

Lexington SmallCap Value Fund, Inc.

P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
                      Toll Free: Service-1-800-526-0056
             24 Hour Account Information-1-800-526-0052
Institutional/Financial Adviser Services-1-800-367-9160

A  NO-LOAD  MUTUAL  FUND  WHOSE  INVESTMENT   OBJECTIVE  IS  LONG-TERM   CAPITAL
APPRECIATION. THE FUND WILL SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE THROUGH INVESTMENT IN COMMON STOCKS AND EQUIVALENTS OF COMPANIES DOMICILED IN THE UNITED STATES WITH A MARKET CAPITALIZATION OF LESS THAN $1 BILLION.
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            Lexington  SmallCap  Value  Fund,  Inc.  (the  "Fund")  is a
        no-load open-end diversified  management investment company. The
        Fund's principal investment objective is long term capital appreciation.

            Shareholders may invest, reinvest or redeem shares at any time without charge or penalty.

            Lexington Management Corporation ("LMC") is the Investment Adviser of the Fund. Capital Technology, Inc. ("CTI") is the Fund's Sub-Adviser. Lexington Funds Distributor, Inc. ("LFD") is the Distributor of shares of the Fund.

            This Prospectus concisely sets forth information about the Fund that you should know before investing. It should be read and retained for future reference.

            A Statement of Additional Information dated January 2, 1996, which provides a further discussion of certain areas in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the appropriate telephone number above or write to the address listed above.

            Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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      Investors Should Read and Retain this Prospectus for Future Reference

                                    FEE TABLE

Annual Fund Operating Expenses:
(as a percentage of average net assets) (net of reimbursement)*:
    Management fees....................................................... 1.00%
    12b-1 fees............................................................ 0.25%
    Other fees............................................................ 0.50%
                                                                           -----
    Total Fund Operating Expenses......................................... 1.75%
                                                                           =====

Example:                                                        1 year   3 years
                                                                ------   -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
  (2) redemption at the end of each period.....................   $18      $55

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets. (For more complete descriptions of the various costs and expenses, see "Investment Adviser, Sub-Adviser, Distributor and Administrator" below.) The Expenses and Example (except the 12b-1 fees) appearing in the table above are based on the Fund's estimated expenses for the current fiscal year. The 12b-1 fees shown in the table reflect the maximum amount which may be paid under the Distribution Plan. See "Distribution Plan." The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

*The  percentages  stated  in this Fee  Table  are net of  reimbursement.  Total
 Operating Expenses absent expense reimbursements are predicted to be 2.50%, 2.00% and 1.75% of the Fund's average net assets, respectively, for the first, second and third years of operations.

                             DESCRIPTION OF THE FUND

    The Fund is an open-end diversified management investment company. It is called a no-load Fund because its shares are sold without a sales charge.

                 INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

    Lexington SmallCap Value Fund (the "Fund") is an open-end, diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund will seek to obtain its objecitve through investment in common stocks and equivalents of companies domiciled in the United States with a market capitalization of less than $1 billion which the Sub-Adviser believes offer exceptional relative value and attractive prices. Production of income is incidental to this objective. The Fund's portfolio will be invested primarily in equities listed on stock exchanges or traded in over-the-counter markets in the U.S. The Fund may invest in Canadian or other foreign domiciled companies whose shares trade in U.S. dollar denominated markets.

    The Fund will seek to achieve its objective through investment in a diversified portfolio of securities that will consist of all types of common stocks and equivalents (the following constitute equivalents: warrants, options and convertible debt securities). There is no assurance that the Fund will be able to achieve its investment objective.

    Except for defensive or liquidity purposes, the Fund will invest substantially all (at least 90%) of its assets in small companies domiciled in the U..S which have market capitalization (based on aggregate market value of outstanding shares) between $20 million and $1 billion at the time of investment. The remainder of its assets (no more than 10%) may be invested in securities of companies with market capitalizations below $20 million; above $1,000,000,000; domiciled outside the U.S. if its shares trade in U.S. markets in dollar denominations; in American Depository Shares or Receipts ("ADR's" or "ADS's"), real estate investment trusts ("REIT's) and/or in cash and equivalent securities. The Fund does not currently intend to invest in securities which, at the time of purchase, are not readily marketable; in securities of foreign issuers denominated in foreign currencies; or in futures contracts. The Fund will not engage in short-selling activities, leverage or portfolio hedging techniques. At any time the Sub-Adviser deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents and invest in, or hold unlimited amounts of, debt obligations of the United States government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

    The Fund's investment portfolio may include repurchase agreements with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Sub-Adviser to present minimal credit risk.

    The Fund's overall approach to investing in small capitalization value stocks is based upon research performed by its Sub-Adviser which shows that extremely undervalued companies offer potential for high returns over time and excellent diversification versus other domestic equity investment styles. This strategy may under-emphasize widely followed, institutional favorites and result in holdings of stocks with little "Wall Street" or outside research coverage. Advantages of investing in distressed and/or neglected issues based on internal, fundamental research include:

        * low valuations that offer some downside protection

        * lack of institutional ownership that results in return streams not highly correlated with market indices

        * potential for upside surprises that is increased as stocks exceed minimal expectations and are "discovered" by other investors

        * low transaction costs based solely on best execution rather than research commitments.

    The companies in which the Fund intends to invest will generally have the following characteristics:

        * a market capitalization of less than $1 billion

        * a high relative ratio of revenue per share to stock price

        * a low relative ratio of price to book value per share

        * a positive cash flow and other measures of financial stability

        * a low stock price relative to historical levels.

    By following these criteria, the Fund intends to select securities which can have enhanced appreciation prospects and may provide investment returns superior to the market as a whole. However, the market value of these companies' securities tends to be volatile and in the past offered greater potential for gain as well as loss than securities of larger capitalization companies.

Special Considerations. An investor should be aware that investment in small capitalization issuers carry more risk than issuers with market capitalization greater than $1 billion. Generally, small companies rely on limited product lines, financial resources, and business activities that may make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. As a result, in order to sell this type of security the Fund may need to dispose of such securities over a long period and accordingly, the performance of small capitalization issuers may be more volatile.

    Investments by the Fund of up to 10% of its total assets in the common stock of foreign companies which are traded in the United States or in ADR's or ADS's may involve considerations and risks that are different in certain respects from an investment in securities of U.S. companies. Such risks include the effect of currency fluctuations on the value of Fund shares, the imposition of withholding taxes on interest or dividends, possible adoption of foreign governmental restrictions on repatriation of income or capital investment, or other adverse political or economic developments. Additionally, it may be more difficult to enforce the rights of a security holder against a foreign company. There may be delays in settling securities transactions in certain foreign markets and information about the operations of foreign companies may be more difficult to obtain and evaluate.

    With respect to the Fund's investment in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Sub-Adviser, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Securities rated Aaa by Moody's and AAA by Standard & Poor's are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by Standard & Poor's lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in the value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

    The Statement of Additional Information contains a complete description of the Fund's restrictions and any additional information on policies relating to the investment of its assets and its activities.

                               PORTFOLIO TURNOVER

    Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                             MANAGEMENT OF THE FUND

    The business affairs of the Fund are managed under the direction of its Board of Directors. There are currently nine Directors (of whom six are non-affiliated persons) who meet four times each year. The Statement of Additional Information contains additional information regarding the directors and officers of the Fund.

                               PORTFOLIO MANAGERS

    The Fund is managed by a portfolio management team. The lead managers are Robb W. Rowe, CFA and Dennis J. Hamilton, CFA of Capital Technology, Inc. ("CTI"), the Sub-Advisor . Both Mr. Rowe and Mr. Hamilton are Chartered Financial Analysts and members of the Association for Investment Management & Research and the North Carolina Society of Financial Analysts.

    Robb Rowe is President and principal shareholder of CTI. He is responsible for the Fund's overall investment strategy. Mr. Rowe joined CTI in 1982 after being Vice President and Regional Manager of AG Becker Co. He is a graduate of Ripon College and has an MBA from the University of Chicago in 1971. Mr. Rowe's investment management career began over 20 years ago.

    Dennis Hamilton is Vice President and Portfolio Manager of CTI. He is responsible for issue selection and the day to day investment activities of the Fund. Mr. Hamilton joined CTI in 1994 after being a Principal at Mercer Investment Consulting, Inc. He has also served as Director of Pension Investment for several multi-billion corporate pension funds and was President and Chief Investment Officer of Western Reserve Capital Management, Inc., an SEC
registered investment advisor. He is an Honors graduate of Colgate University and earned an MBA from Harvard Business School in 1971. Mr. Hamilton's investment management career began over 24 years ago.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    The Fund has entered into an investment advisory contract with Lexington Management Corporation ("LMC"), P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC provides investment advice and in general conducts the management and investment program of the Fund under the supervision and control of the Directors of the Fund. LMC has entered into a sub-advisory contract with CTI, McMullen Creek Office Center, P.O. Box 472428, Charlotte, North Carolina 28247, under which

CTI will provide the Fund with investment advice and management of the Fund's investment program. Lexington Funds Distributor, Inc. ("LFD"), a registered broker dealer, is the Fund's distributor.

    LMC, established in 1938, currently manages over $3.5 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

    CTI was founded in Charlotte, North Carolina in 1977 and invests exclusively in domestic smaller capitalization stocks. CTI currently manages assets both small and mid cap growth and value styles for primarily institutional clients.

    As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.00% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay CTI an annual sub-advisory fee of .50% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. See "Investment Adviser and Distributor" in the Statement of Additional Information. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including the management fee and operating expenses) to an annual rate of 1.75% of the Fund's average daily net assets through April 30,1996 or such later date to be determined by LMC.

    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, producing shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

Initial Investment-Minimum $1,000. By Mail: Send a check payable to Lexington SmallCap Value Fund, Inc., along with a completed New Account Application to State Street Bank and Trust Company (the "Agent"). See the back cover of this Prospectus for the Agent's address.

Subsequent Investments-Minimum $50. By Mail: Send a check payable to Lexington SmallCap Value Fund, Inc., to the Agent, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Fund, account number and registration.

Broker-Dealers: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions and who have selling agreements with LFD. Broker-dealers and financial institutions who process such purchase and sale transactions for their customers may charge a transaction fee for these services. The fee may be avoided by purchasing shares directly from the Fund.

The Open Account: By investing in the Fund, a shareholder appoints the Agent, as his agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares (see "Dividend, Distribution and Reinvestment Policy"). Stock certificates will be issued for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

    After an Open Account is established, payments can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Fund). A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis with the Automatic Investing Plan, "Lex-O-Matic". The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

     On payroll deduction accounts administered by a employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Purchase Price: The purchase price will be the net asset value per share of the Fund next determined after receipt by the Agent of a completed New Account Application in proper form.

Determination of Net Asset Value: The net asset value of Fund shares is determined at the official closing time of the New York Stock Exchange each day that such Exchange is open for trading. In determining net asset value, portfolio securities listed on a national securities exchange are valued at their sales price on such exchange as of such time; if no sales price is reported, the mean of the last bid and asked price is used. For over-the-counter securities the mean of the latest bid and asked prices is used. Securities for which there are no current bid and asked prices, and any other assets of the Fund for which there is no readily available market value, shall be valued by Fund management in good faith under the direction of the Fund's Board of Directors. Repurchase agreements and certificates of deposit are stated at amortized cost. In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding.

Terms of Offering: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's special investment programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent.

Account Statements: The Agent will send shareholders either purchasing or redeeming shares of the Fund, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share, and the amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address, or dividend option occurs. Shareholders are urged to retain their account statements for tax purposes.

                              HOW TO REDEEM SHARES

By Mail: Send to the Agent (see the back cover of this Prospectus for the address): (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2)stock certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. If a shareholder has any questions regarding the requirements for redeeming shares, he should call the Fund at the toll free number on the back cover prior to submitting a redemption request. If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date received by the Agent.

    Checks for redemption proceeds will normally be mailed within seven days. However, the Fund will only mail redemption checks upon clearance of the purchase payment.

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $10,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" in the Statement of Additional Information).

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 (except retirement plan accounts) and mail the proceeds to the shareholder. Such right reserved by the Fund pertains to circumstances in which the value of shares falls below the stated threshold due to redemptions, and not due to market fluctuations. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their accounts up to the required minimum.

                              SHAREHOLDER SERVICES

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee of the registered owner is required on the letter of instruction or accompanying stock power.

Systematic Withdrawal Plan: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations, and certain other investors, the minimum initial investment may be waived.

                               EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share next determined at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the fifth business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    The Lexington Funds currently available for exchange are:

LEXINGTON GLOBAL FUND, INC.  (NASDAQ Symbol:  LXGLX)

LEXINGTON WORLDWIDE  EMERGING  MARKETS FUND, INC.  (NASDAQ Symbol:  LEXGX)

LEXINGTON INTERNATIONAL FUND, INC. (NASDAQ Symbol: LEXIX)/Shares of the Fund are not presently available for sale in Vermont or Missouri.

LEXINGTON CROSBY  SMALL  CAP ASIA  GROWTH  FUND,  INC.

LEXINGTON CORPORATE  LEADERS TRUST FUND (NASDAQ Symbol:  LEXCX)

LEXINGTON GROWTH AND INCOME FUND, INC.  (NASDAQ Symbol:  LEXRX)

LEXINGTON SMALLCAP VALUE FUND, INC.

LEXINGTON GOLDFUND,  INC. (NASDAQ Symbol:  LEXMX)

LEXINGTON CONVERTIBLE SECURITIES FUND. (NASDAQ Symbol: CNCVX) Shares of the Fund are not presently available for sale in Vermont.

LEXINGTON GNMA INCOME FUND, INC.  (NASDAQ  Symbol:  LEXNX)

LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ Symbol:  LEBDX)

LEXINGTO  MONEY  MARKET  TRUST  (NASDAQ  Symbol:  LMMXX)

LEXINGTON TAX FREE MONEY FUND, INC. (NASDAQ Symbol:  LTFXX)

    Shareholders in any of these funds may exchange all or part of their shares for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired.

    If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the initial investment of the Fund being purchased. If, however, an account already exists in the Fund being bought, there is a $500 minimum exchange required. Shareholders must provide the account number of the existing account.

    Any exchange between mutual funds is, in effect, a redemption of shares in one Fund and a purchase in the other Fund. Shareholders should consider the possible tax effects of an exchange. TELEPHONE EXCHANGE PROVISIONS-Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of 7 days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds.

    All  accounts  involved  in  a  telephonic   exchange  must  have  the  same
registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds as the true and lawful attorney to surrender for redemption or exchange any and all non-certificated shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future, which has the identical registration with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, nor the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty
(30) days' written notice to the address of record. If other than an individual, it is certified that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has power to take action called for by this continuing Authorization.

    Exchange Authorization forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

    This exchange offer is available only in states where shares of the fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent. For further information concerning Telephone Exchange Provisions, please see the Statement of Additional Information.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Plans, Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC at 1-800-526-0056. (See "Tax-Sheltered Retirement Plans" in the Statement of Additional Information.)

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").

                                DISTRIBUTION PLAN

    The Board of Directors of the Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement. LMC, at no additional cost to the Fund, may pay to Shareholder Service Agents, additional amounts from past profits for administrative services.

                                   TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to federal income tax or the 4% excise tax.

    Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the Fund's investment income may include interest and dividends from foreign corporations and the Fund may have short-term capital gains, less than 100% of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year will be sent to shareholders promptly after the end of each year. Shareholders purchasing shares of the Fund just prior to the ex-dividend date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

    The Fund is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on August 29, 1995 and has authorized capital of 1,000,000,000 shares of common stock, par value $.001 of which 500,000,000 have been designated the Lexington SmallCap Value Fund Series. Each share of common stock has one vote and shares equally with other shares of the same series in dividends and distributions when and if declared by the Fund and in the Fund's net assets belonging to such series upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

    The Company will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

                             PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends paid by the Fund. Dividends are comprised of net realized capital gains and net investment income.

    Performance will vary from time to time and past results are not necessarily representative of future results. It should be remembered that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index, Russell 2000, Standard & Poor's 500 Composite Stock Price Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Funds' portfolio securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

    KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1996.

                                OTHER INFORMATION

    This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

    The Code of Ethics adopted by each of the Adviser, Sub-Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of each Code of Ethics is that the operations of the Adviser, Sub-Adviser and Fund be carried out for the exclusive benefit of the Fund's shareholders. All organizations maintain careful monitoring of compliance with the Code of Ethics.

    Additional portfolios may be created from time to time with investment objectives and policies different from those of the Fund. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

(Left column)

Investment Adviser
--------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Sub-Adviser
--------------------------------------------------------
CAPITAL TECHNOLOGY, INC.
McMullen Creek Office Center
P.O. Box 472428
Charlotte, North Carolina 28247

Distributor
--------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

All shareholder requests for services of any kind should be sent to:

Transfer Agent
--------------------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

or call toll free:
Service: 1-800-526-0056
24 Hour Account Information:1-800-526-0052
Institutional/Financial Adviser Services: 1-800-367-9160

Table of Contents                                   Page
--------------------------------------------------------
Fee Table............................................  2
Description of the Fund..............................  2
Investment Objective, Policies and Risk Factors......  2
Portfolio Turnover...................................  4
Management of the Fund...............................  4
Portfolio Managers...................................  4
Investment Adviser, Sub-Adviser,
  Distributor and Administrator......................  4
How to Purchase Shares...............................  5
How to Redeem Shares.................................  6
Shareholder Services.................................  7
Exchange Privilege...................................  7
Tax-Sheltered Retirement Plans.......................  9
Dividend, Distribution and Reinvestment Policy.......  9
Distribution Plan....................................  9
Tax Matters..........................................  9
Organization and Description of Common Stock......... 10
Performance Calculation.............................. 11
Custodian, Transfer Agent and
  Dividend Disbursing Agent.......................... 11
Counsel and Independent Auditors..................... 11
Other Information.................................... 11

(Right column)

                                L E X I N G T O N

                                    LEXINGTON
                                    SMALLCAP
                                      VALUE
                                    FUND, INC.

                                  (filled box)

                        (filled box) Small cap stocks
                        (filled box) No sales charge
                        (filled box) No redemption fee
                        (filled box) Free telephone
                                     exchange privilege

                                  (filled box)

                               The Lexington Group
                                       of
                                     No-Load
                              Investment Companies

                              P R O S P E C T U S
                                 JANUARY 2, 1996
                                 ---------------

                       LEXINGTON SMALLCAP VALUE FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 1996

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington SmallCap Value Fund (the "Fund"), dated January 2, 1996, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

                   Shareholder Services Information:-1-800-526-0056
                        24 Hour Account Information:-1-800-526-0052
           Institutional/Financial Adviser Services:-1-800-367-9160

Lexington Management Corporation ("LMC") is the Fund's Investment Adviser. Capital Technology, Inc. ("CTI") is the Fund's Sub-Adviser. Lexington Funds Distributor, Inc. is the Fund's Distributor.

                                TABLE OF CONTENTS
                                                                            Page

Investment Objective and Policies............................................  2

Portfolio Turnover...........................................................  3

Management of the Fund.......................................................  3

Investment Restrictions......................................................  4

Investment Adviser, Sub-Adviser, Distributor and Administrator...............  6

Portfolio Transactions and Brokerage Commissions.............................  7

Determination of Net Asset Value.............................................  7

Distribution Plan............................................................  8

Telephone Exchange Provisions................................................  8

Tax-Sheltered Retirement Plans...............................................  9

Tax Matters.................................................................. 10

Performance Calculation...................................................... 15

Shareholder Reports.......................................................... 15

Financial Statements......................................................... 16

                        INVESTMENT OBJECTIVE AND POLICIES

    Lexington SmalICap Value Fund (the "Fund") is an open-end, diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective through investment in common stocks and equivalents primarily of companies domiciled in the United States with a market capitalization of less than $1 billion which the Sub-Adviser believes offers exceptional relative value and attractive prices. Production of income is incidental to this objective. The Fund's portfolio will be invested primarily in equities listed on stock exchanges or traded in over-the-counter markets in the U.S. The fund may invest in Canadian or other foreign domiciled companies whose shares trade in U.S. dollar denominated markets.

    The Fund will seek to achieve its objective through investment in a diversified portfolio of securities that will consist of all types of common stocks and equivalents (the following constitute equivalents: warrants, options, and convertible debt securities). There is no assurance that the Fund will be able to achieve its investment objective.

    Under normal market conditions, the Fund will invest substantially all (at least 90%) of its assets in small companies domiciled in the U.S. which have market capitalization (based on aggregate market value of outstanding shares) between $20 million and $1 billion at the time of investment. The remainder of its assets (no more than 10%) may be invested in securities of companies with market capitalizations below $20 million; above $1,000,000,000.; domiciled outside the U.S. if its shares trade in U.S. markets in dollar denominations; in American Depository Shares or Receipts ("ADR's" or "ADS's"), real estate investment trusts ("REIT's") and/or in cash and equivalent securities. The Fund does not intend to invest in securities which, at the time of purchase, are not readily marketable; in securities of foreign issuers denominated in foreign currencies; or in futures contracts. The Fund will not engage in short-selling activities, leveraging or portfolio hedging techniques.

    The Fund's overall approach to investing in small capitalization value stocks is based on research performed by its Sub-Adviser which shows that extremely undervalued companies offer potential for high returns over time and excellent diversification versus other domestic equity investment styles. This strategy may under-emphasize widely followed, institutional favorites and result in holdings of stocks with little "Wall Street" or outside research coverage. Advantages of investing in distressed and/or neglected issues based on internal, fundamental research include:

        * low valuations that offer some downside protection

        * lack of institutional ownership that results in return streams not highly correlated with market indices

        * potential for upside surprises that is increased as stocks exceed minimal expectations and are "discovered" by other investors

        * low transaction costs based solely on best execution rather than research commitments.

    The companies in which the Fund intends to invest will generally have the following characteristics:

        * a market capitalization of less that $1 billion

        * a high relative ratio of revenue per share to stock price

        * a low relative ratio of price to book value per share

        * a positive cash flow and other measures of financial stability

        * a low stock price relative to historical levels.

    By following these criteria, the Fund intends to select securities which can have enhanced appreciation prospects and may provide investment returns superior to the market as a whole. However, the market value of these companies' securities tends to be volatile and in the past offered greater potential for gain as well as loss than securities of larger capitalization companies.

    Special Considerations. An investor should be aware that investment in small capitalization issuers carry more risk than issuers with market capitalization greater than $1 billion. Generally, small companies rely on limited product lines, financial resources, and business activities that may make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small capitalization issuers may be more volatile.

    Investments by the Fund of up to 10% of its total assets in the common stock of foreign companies which are traded in the United States or in ADR's may involve considerations and risks that are different in certain respects from an investment in securities of U.S. companies. Such risks include the effect of currency fluctuations on the value of Fund shares, the imposition of withholding taxes on interest or dividends, possible adoption of foreign governmental restrictions on repatriation of income or capital investment, or other adverse political or economic developments.

Additionally, it may be more difficult to enforce the rights of a security holder against a foreign company. There may be delays in settling securities transactions in certain foreign markets and information about the operations of foreign companies may be more difficult to obtain and evaluate.

    With respect to the Fund's investment in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Sub-Adviser, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Securities rated Aaa by Moody's and AAA by Standard & Poor's are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by Standard & Poor's lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in the value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in the value of shorter-term debt instruments.

                               PORTFOLIO TURNOVER

    Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                             MANAGEMENT OF THE FUND

    The Directors and executive officers of the Fund and their principal occupations are set forth below:

*(d)ROBERT M. DEMICHELE,  President and Director.  P.O. Box 1515,  Saddle Brook,
        N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; Chairman and Chief Executive Officer, Lexington Funds
        Distributor, Inc.; President and Director, Lexington Global Asset Managers, Inc.; Director, Reinsurance Corporation of New York; Director, Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, Continental National Corporation; Director, The Navigator's Group, Inc.; Chairman, Lexington Capital Management, Inc.; Chairman, LCM Financial Services, Inc.; Director, Vanguard Cellular Systems Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers):
        Trustee, Smith Richardson Foundation.

(d)BEVERLEY C. DUER,  Director,  340 East 72nd  Street,  New York,  N.Y.  10021.
        Private   Investor.    Formerly,    Manager   of   Operations   Research
        Department-CPC International, Inc.

*(d)BARBARA R. EVANS,  Director,  5 Fernwood Road, Summit,  N.J. 07901.  Private
        Investor. Prior to May, 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation; prior to March 1987, Vice President-Institutional Equity Sales, L.F. Rothschild, Unterberg, Towbin.

*(d)LAWRENCE KANTOR,  Vice President and Director.  P.O. Box 1515, Saddle Brook,
        N.J. 07663. Managing Director, General Manager and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager-Mutual Funds, Lexigton Global Asset Managers, Inc.

 (d)DONALD B. MILLER, Director. 10725 Quail Covey
        Road, Boynton Beach, FL 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).

(d)MARGARET W. RUSSELL. Director. 55 North Mountain Avenue, Montclair, N.J. 07042. Private Investor. Formerly, Community Affairs Director, Union Camp Corporation.

(d)PHILIP C. SMITH, Director. 87 Lord's Highway, Weston, Connecticut 06883. Private Investor; Director, Southwest Investors Income Fund, Inc., Government Income Fund, Inc., U.S. Trend Fund, Inc., Investors Cash Reserve and Plimony Fund, Inc.

(d)FRANCIS A. SUNDERLAND, Director. 309 Quito Place, Castle Pines, Castle Rock, Colorado 80104. Private Investor.

*ROBB W. ROWE, CFA, Vice President and Portfolio Manager. P.O. Box 472428, Charlotte, N.C. 28247. President, Capital Technology, Inc.

*DENNIS J. HAMILTON, CFA, Vice President and Portfolio Manager. P.O. Box 472428,
        Charlotte, N.C. 28247. Vice President, Capital Technology, Inc. Prior to October, 1994, Principal, William M. Mercer Asset Planning, Inc.

*(d)LISA CURCIO, Vice President and Secretary. P.O. Box 1515, Saddle Brook, N.J.
        07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*(d)RICHARD M. HISEY, CFA, Vice President and Treasurer.  P. O. Box 1515, Saddle
        Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Off., Market Systems Research Advisors, Inc.; Executive Vice President & Chief Financial Officer, Lexington Global Asset Managers, Inc.

*(d)RICHARD LAVERY, CLU ChFC, Vice President.  P.O. Box 1515, Saddle Brook, N.J.
        07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*(d)JANICE CARNICELLI, Vice President. P.O. Box 1515, Saddle Brook, N.J. 07663.

*(d)CHRISTIE CARR,  Assistant Treasurer P.O. Box 1515, Saddle Brook, N.J. 07663.
        Prior to October 1992, Senior Accountant. KPMG Peat Marwick LLP.

*(d)SIOBHAN GILFILLAN,  Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
        07663.

*(d)THOMAS LUEHS, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J. 07663.
        Prior to November 1993, Supervisor of Investment Accounting, Alliance Capital Management.

*(d)SHERI MOSCA,  Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J. 07663.

*(d)ANDREW PETRUSKI,  Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, 07663.
        Prior to May 1994, Supervising Senior Accountant, NY Life Securities. Prior to December 1990, Senior Accountant Dreyfus Corporation.

*(d)PETER CORNIOTES,  Assistant  Secretary.  P.O. Box 1515,  Saddle Brook,  N.J.
        07663. Assistant Vice President, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*(d)ENRIQUE J. FAUST,  Assistant  Secretary.  P.O. Box 1515,  Saddle Brook, N.J.
        07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

  *"Interested person" and/or "Affiliated person" of LMC or CT as defined in the Investment Company Act of 1940, as amended.

(d)Messrs. Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Luehs, Miller, Petruski, Preston, Smith and Sunderland and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca and Russell hold similar offices with some or all of the other investment companies advised and/or distributed by LMC and LFD.

    Directors not employed by the Fund or its affiliates receive an annual fee of $800 and a fee of $160 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. The Board does not have any audit, nominating or compensation committees.

                             INVESTMENT RESTRICTIONS

    The Fund's investment objective, as described under "Investment Objective and Policies" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

    (1) the Fund will not issue any  senior  security  (as  defined  in the 1940
        Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

    (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund has no intention at this time of engaging in these activities or investing in the securities.

    (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

    (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

    (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

    (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund .

In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

    (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or sub-adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

    (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. The Fund has no intention at this time of engaging in these activities or investing in the securities.

    (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund. The Fund has no intention at this time of engaging in these activities or investing in the securities.

    (4) The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

    (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

    (6) The Fund will not, except for investments which, in the aggregate, do not exceed 5% of the Fund's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

    (7) The Fund will not invest for the purpose of exercising control over or management of any company.

    (8) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on a United States securities exchange shall not exceed 2% of the Fund's net assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

    (9) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. The Fund has no intention at this time of engaging in these activities or investing in the securities.

   (10) The Fund will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

    The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets. Pursuant to an undertaking made to a state administrator, loans of portfolio securities (as stated under fundamental investment restriction #5) must be fully collateralized at no less than 100% and marked to market daily.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated September 14, 1995, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated May 16, 1995, (the "Distribution
Agreement"). LMC has entered into a Sub-Advisory contract with Capital Technology, Inc. under which CTI will provide the Fund with investment advice and management of the Fund's investment program. LMC makes recommendations to the Fund with respect to its investments and investment policies. These agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement, Sub-Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on September 14, 1995.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC's investment advisory fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitation would require LMC to reduce its fee so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including the management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1996 or such later date to be determined by LMC. LFD pays the advertising and sales expenses related to the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

    The Advisory Agreement, Sub-Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement, Sub-Advisory Agreement of the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940. As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.00% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay CTI an annual sub-advisory fee of 0.50% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. See "Investment Adviser and Distributor" in the Statement of Additional Information.

    LMC as owner of the registered service mark "Lexington" will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment adviser or distributor. In that event the Fund will be required upon demand of LMC to change its name to delete the word "Lexington" therefrom.

    LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford
Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

    CTI was founded in Charlotte, North Carolina in 1977 and has invested exclusively in domestic smaller capitalization stocks since then. CTI currently manages assets both small and mid cap growth and value styles for primarily institutional clients.

    Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, Luehs, and Petruski and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and CTI may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

    The research that is used for security selection is 100% internal. CTI evaluates publicly available data and generates original research. CTI believes that by generating original research, CTI can maintain its objectivity and avoid the tendency to move in tandem with the prevailing sentiment of the investment community.

                        DETERMINATION OF NET ASSET VALUE

    The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                                DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

    Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Directors of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

    The Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Directors and the Qualified Directors (as defined below), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in
Section 2(a)(42) of the 1940 Act.

    The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Directors of the Fund, including a majority of the Qualified Directors cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Directors of the Fund, and of the Qualified Directors (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

    The Plan may be terminated at any time by a majority vote of the Directors who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Directors") or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

    While this Plan shall be in effect, the selection and nomination of the "non-interested" Directors of the Fund shall be committed to the discretion of the Qualified Directors then in office.

                          TELEPHONE EXCHANGE PROVISIONS

    Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Exchange   Authorizations   forms,   Telephone   Authorization   forms   and
prospectuses of the other funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Plan and a 403(b)(7} Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

    INDIVIDUAL RETIREMENT ACCOUNT ("IRA"): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under
Section 408 of the Internal Revenue Code (the "Code"). Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,500 for spousal IRAs) annual deductible IRA contribution. For adjusted gross incomes above $40,000 ($25,000 for single taxpayers, the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

    The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

    SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income (as defined in the Code) and in applying these limitations not more than $200,000 of "earned income" may be taken into account.

    CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

    An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

                                   TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used; (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

    Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

    Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

    The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

    Under recently proposed Treasury Regulations the Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. Citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             PERFORMANCE CALCULATION

    For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:
P(l + T)n  = ERV
Where: P   = a hypothetical initial payment of $1,000
       T   = average annual total return
       n   = number of years (1, 5 or 10)
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Russell 2000, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.

                          Independent Auditors' Report

To the Shareholders and Directors of
Lexington SmallCap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lexington SmallCap Value Fund, Inc. (the "Fund") as of October 27, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Lexington SmallCap Value Fund, Inc. as of October 27, 1995 in conformity with generally accepted accounting principles.


                                           KPMG Peat Marwick LLP

New York, New York
October 30, 1995

                       LEXINGTON SMALLCAP VALUE FUND, INC.

                       Statement of Assets and Liabilities
                                October 27, 1995


ASSETS
    Cash............................................................... $100,000
    Deferred organization and registration expenses (Note 2)...........   50,000
                                                                        --------
        Total Assets................................................... $150,000

LIABILITIES
    Payable to Lexington Management Corporation (Note 2)............... $ 50,000
                                                                        --------
        Total Liabilities.............................................. $ 50,000

NET ASSETS applicable to 10,000 outstanding shares of common stock,
    $.001 par value per share, respectively............................ $100,000
                                                                        ========

NET ASSETS consist of:
    Common stock - at par value, $.001 per share,
        authorized 1,000,000,000 shares;
        issued and outstanding 10,000 (Note 1)......................... $     10
    Additional Paid in Capital.........................................   99,990
                                                                        --------
                                                                        $100,000
                                                                        ========

NET ASSET VALUE offering and redemption price per share
    ($100,000/10,000 shares)...........................................   $10.00
                                                                          ======

NOTES:

    (1) The Lexington SmallCap Value Fund, Inc. (the "Fund") was formed on August 29, 1995 as a Maryland Corporation. The Fund has had no operations through October 27, 1995 other than matters relating to its organization and registration as a diversified, open-end investment company under the Investment Company Act of 1940 and the sale and issuance of 10,000 shares of its common stock to the Lexington Management Corporation at an aggregate purchase price of $100,000 to provide the initial capital of the Fund.

    (2) Organization and initial offering expenses are to be borne by the Fund and were advanced by Lexington Management Corporation (LMC). It is estimated that such expenses will not exceed $50,000 and will be amortized from the date operations commence over a period which it is expected that a benefit will be realized, not to exceed five years. The Fund will reimburse LMC for such expenses when the Fund's assets exceed $20 million or when the Fund has completed one year of operations, whichever occurs first. Lexington Management Corporation has agreed that in the event that any of the initial 10,000 shares are redeemed during the period of amortization of the Fund's organizational expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares (10,000) outstanding at the time of redemption.

    (3) The Fund intends to comply in its initial year and thereafter with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.